SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             _______________________

                                     FORM 8-K

                                    CURRENT REPORT
                              _______________________


                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                     June 4, 1996
                    DATE OF REPORT (Date of earliest event reported)


                             DILLARD DEPARTMENT STORES, INC.
                 (Exact name of registrant as specified in its charter)

          DELAWARE                1-6140                 71-0388071
       (State or other          (Commission            (IRS Employer
        jurisdiction of          File Number)           Identification
        incorporation)                                      Number)


                    1600 Cantrell Road, Little Rock, Arkansas  72201
                        (Address of principal executive offices)
                                    (Zip Code)

                                (501) 376-5200
                (Registrant's telephone number, including area code)

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Item 5.    Other Events

       Pursuant to the terms and conditions of a Pricing Agreement between Registrant and Morgan Stanley & Co. Incorporated dated June 4, 1996, Registrant will issue on or about June 7, 1996 its 7-3/8% Notes limited to $100,000,000 aggregate principal amount maturing on June 1, 2006. The Notes are not subject to redemption prior to the maturity date.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 1(e) Pricing Agreement dated June 4, 1996 between Dillard Department Stores, Inc. and Morgan Stanley & Co. Incorporated


     Exhibit 4(f)               Form of 7-3/8% Note



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                           SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DILLARD DEPARTMENT STORES, INC.
                                       (Registrant)

                                By: /s/ James I. Freeman
                                        James I. Freeman
                                        Senior Vice President and Chief
                                        Financial Officer


Date:  June 6, 1996

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                               Exhibit Index

                            Exhibits to Form 8-K



  Number in
Exhibit Table         Exhibit


    1(e)              Pricing Agreement dated
                      June 4, 1996 between the
                      Registrant and Morgan Stanley
                      & Co. Incorporated


    4(f)              Form of 7-3/8% Note


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